Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report of Network Communications, Inc. (the “Company”) on Form 10-K for the year ended March 29, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerard P. Parker, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
 (1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 19, 2009	/s/ Gerard P. Parker
Gerard P. Parker
Senior Vice President and
Chief Financial and Accounting Officer